SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                 November 8, 2000
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                Date of Report (Date of earliest event reported)


                             Arch Capital Group Ltd.
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             (Exact name of registrant as specified in its charter)

    Bermuda                        0-26456                            N/A
-------------------- ------------------------------------- ---------------------
(State or other            (Commission File Number)        (I.R.S. Employer
jurisdiction of                                            Identification No.)
incorporation or
 organization)



                 20 Horseneck Lane, Greenwich, Connecticut 06830
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               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (203) 862-4300


                                 Not Applicable
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          (Former name or former address, if changed since last report)





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ITEM 5. Other Events.

     Attached hereto as Exhibit 99.1. is a press release dated November 8, 2000, announcing that Arch Capital Group Ltd. has completed its redomestication to Bermuda.

ITEM 7. Financial Statements, Pro Forma Financial Information And Exhibits.

          10.1. Amendment dated October 31, 2000 to Subscription Agreement dated as of June 28, 1995 between Arch Capital Group Ltd. and The Trident Partnership, L.P.

          10.2. Amendment dated October 31, 2000 to Subscription Agreement dated as of June 28, 1995 between Arch Capital Group Ltd. and Marsh & McLennan Risk Capital Holdings, Ltd.

          99.1. Press Release, dated November 7, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.

                                       ARCH CAPITAL GROUP LTD.



Date: November 8, 2000                 By: /s/ Peter A. Appel
                                           -------------------------------------
                                           Peter A. Appel
                                           President and Chief Executive Officer